EXH 10.6


                            LETTER AMENDMENT NO. 3
             (AMENDS MASTER SHELF AGREEMENT AND PLEDGE AGREEMENT)



                            As of October 30, 1998



The Prudential Insurance Company
 of America
U.S. Private Placement Fund
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

     We refer to the Master Shelf Agreement dated as of April 17, 1997, as amended by Letter Amendment No. 1 dated March 31, 1998 and Letter Amendment No. 2 dated as of June 30, 1998 (as amended, the "AGREEMENT"), among the undersigned, TransMontaigne Inc., formerly known as TransMontaigne Oil Company, (the "COMPANY") and The Prudential Insurance Company of America ("PRUDENTIAL") and U.S. Private Placement Fund (collectively, the "PURCHASERS"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

     On April 17, 1997 the Company issued to the Purchasers $50,000,000 aggregate principal amount of its 7.85% Series A Senior Notes due April 17, 2003 and on December 16, 1997 the Company issued to Prudential $25,000,000 aggregate principal amount of its 7.22% Series B Senior Notes due October 17, 2004. The Company is acquiring Louis Dreyfus Energy Corp., a Delaware corporation ("LDEC"), pursuant to an Agreement dated as of September 13, 1998 between the Company and Louis Dreyfus Corporation, a New York corporation. The Company has requested that you agree to amend certain provisions contained in the Agreement and the Pledge Agreement. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:

     1. AMENDMENTS TO THE AGREEMENT. The Agreement is, effective the date first above written, hereby amended as follows:

          (a) PARAGRAPH 5A. FINANCIAL STATEMENTS AND REPORTS. Paragraph 5A of the Agreement is amended as follows:

               (I) Clause (ii) of paragraph 5A is amended by adding at the end thereof a new subparagraph (e) to read as follows:

                      "(e) Calculations by the Company showing the Contango Market Obligations and Permitted Contango Market Transactions of the Company and its Subsidiaries as of the last day of such quarter, such calculations to be materially consistent with the Risk and Product Management Policy Statement referred to in paragraph 5J as currently in effect."

               (II) Paragraph 5A is amended by adding at the end thereof new clauses (viii) and (ix) to read as follows:

                      "(viii) YEAR 2000 COMPLIANT. The Company shall furnish to the holders as soon as available and in any event within 50 days after the end of each fiscal quarter of the Company, a certificate signed by a responsible officer stating that the Company and its Subsidiaries have made no determination that any computer application or system which is material to the operations of the Company or its Subsidiaries will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not be expected to have a Material Adverse Effect.

                      (ix) NOTICE OF YEAR 2000 PROBLEM. The Company will promptly notify the holders in writing within 15 days of determining that any computer application or system which is material to the operations of the Company or any of its Subsidiaries or any of its material vendors or suppliers will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not be expected to have a Material Adverse Effect."

          (b) PARAGRAPH 5C. INSPECTION OF PROPERTY. Paragraph 5C of the Agreement is amended by adding at the end thereof a new clause (iv) to read ad follows:

               "(iv) The Company and its Subsidiaries shall permit a representative designated by the Majority Holders to examine its Year 2000 Plan and/or to discuss the Company's Year 2000 Plan with appropriate officers of the Company all at such reasonable times and intervals as the Majority Holders may request."

          (c) PARAGRAPH 5J. TRADING POLICY. The second sentence of paragraph 5J of the Agreement is amended in full to read as follows:

               "The holders acknowledge that the policy described in the Risk and Product Management Policy Statement dated May 1998 of TransMontaigne Product Services Inc., an Arkansas corporation, as modified by the letter dated October 30, 1998 from the Company to the Bank Agent and Prudential, a copy of which is attached to this Agreement as Schedule 5J, represents such
                                                    -----------
     a policy."

          (d) PARAGRAPH 5L. INVENTORY ACCOUNTING. Paragraph 5L is amended in full to read as follows:

               "5L. INVENTORY ACCOUNTING. The Company shall, and shall cause each of its Subsidiaries to, account for their inventory on the basis of the "LIFO" method of accounting; provided, that they may change to any
                                      --------
     other method of inventory accounting, then permitted by GAAP so long as and if the provisions of paragraph 6A are amended in such manner as the Majority Holders shall consider necessary in their reasonable judgment to maintain the same standards of creditworthiness."

          (e) PARAGRAPH 5. AFFIRMATIVE COVENANTS. Paragraph 5 of the Agreement is amended by adding new paragraphs 5Q and 5R to read as follows:

               "5Q. CREDIT FEE. (i) On October 30, 1998, the Company shall pay to each holder a credit fee equal to 1.50% times the outstanding principal amount of Notes held by such holder. Thereafter, prior to the date on which the Company shall issue New Equity Securities yielding aggregate net proceeds of $100,000,000 or more, the Company shall pay to each holder a credit fee equal to (a) 0.625% times the outstanding principal amount of Notes held by such holder on April 30, 1999 and (b) 0.625% times the outstanding principal amount of Notes held by such holder on July 31, 1999; provided, however, that if the Company issues New Equity Securities
     --------  -------
     yielding aggregate net proceeds of $100,000,000 or more on a date (the "EQUITY RECEIPT DATE") after October 30, 1998 and before April 30, 1999, each holder shall repay to the Company that portion of the credit fee received by such holder on October 30, 1998 equal to the product of (x) 66 2/3% of the credit fee received by such holder on October 30, 1998 and (y) a fraction, the numerator of which is the number of days from the equity
                     ---------
     receipt date to April 30, 1999 and the denominator of which is 182.  Such
                                            -----------
     repayment shall be made by a holder within five Business Days after the receipt by such holder of written request of the Company.

               (ii) On October 31, 1999 and on each January 31, April 30, July 31 and October 31 thereafter, which occur prior to the equity receipt date, the Company shall pay to each holder a credit fee equal to 0.625% times the outstanding principal amount of Notes held by such holder on such date.

               5R. PERMITTED CONTANGO MARKET TRANSACTIONS. The Company and its Subsidiaries may only maintain Permitted Contango Market Transactions that do not exceed the amount permitted by the Risk and Product Management Policy Statement then in effect, so long as that policy is materially consistent with the requirements of paragraph 5J."

          (f) PARAGRAPH 6A(1). FIXED CHARGES COVERAGE. Paragraph 6A(1) of the Agreement is amended in full to read as follows:

               "6A(1)  FIXED CHARGES COVERAGE.  The Company will not permit

               (a) For each fiscal quarter of the Company ending during each period specified below, commencing with the fiscal quarter ended September 30, 1998, the Consolidated Income from Operations of the Company and its Subsidiaries for the period of four consecutive fiscal quarters then ended to be less than the percentage specified below next to such date of the Consolidated interest expense of the Company and its Subsidiaries for such period determined in accordance with GAAP:

                 Date                                    Percentage
                 ----                                    ----------
     On or before December 31, 1999                          200%

     After December 31, 1999 and on or
     before December 31, 2000                                225%

     After December 31, 2000                                 250%

               (b) Notwithstanding the foregoing, in the event that after October 30, 1998 and prior to January 1, 2000 the Company shall issue New Equity Securities yielding net proceeds of $100,000,000 or more, then for each fiscal period from and after such date of issuance through December 31, 1999 the required percentage under each of the preceding subsections of this paragraph 6A(1) shall be 225% instead of 200%.

               (c) For the purposes of this paragraph 6A(1) the Consolidated Income from Operations of the Company and its Subsidiaries for any period prior to October 30, 1998 shall be deemed to be the Consolidated Income from Operations of the Company and its Subsidiaries for such period plus the Consolidated Income from Operations of LDEC for such period, combined in accordance with GAAP.

               (d) For the purposes of this paragraph 6A(1) the Consolidated interest expenses of the Company and its Subsidiaries for each period listed below shall be the amount set forth next to such period:

                 Period                               Amount
                 ------                               ------
     Twelve months ended                    $32,550,000
           September 30, 1998

     Twelve months ended                    $26,580,000 plus Consolidated interest expense
           December 31, 1998                for the portion of the period commencing
                                            November 1, 1998

     Twelve months ended                    $19,260,000 plus Consolidated interest expense
           March 31, 1999                   for the portion of the period commencing
                                            November 1, 1998


     Twelve months ended                    $10,310,000 plus Consolidated interest expense
           June 30, 1999                    for the portion of the period commencing
                                            November 1, 1998

     Twelve months ended                    $2,980,000 plus Consolidated interest expense
           September 30, 1999               for the portion of the period commencing
                                            November 1, 1998.

               (e) For the purposes of this paragraph 6A(1) interest expense shall include any amounts incurred by the Company or any Subsidiary in respect of Permitted Subordinated Trust Indebtedness or Permitted Preferred Trust Securities to the extent, but only to the extent, that such amounts are paid in cash or in the form of Indebtedness of the Company or a Subsidiary."

          (g) PARAGRAPH 6A(2). LEVERAGE RATIO. Paragraph 6A(2) of the Agreement shall be amended in full to read as follows:

               "6A(2)  ADJUSTED LEVERAGE RATIO.

               (i) The Company will not permit at any time during the period commencing October 30, 1998 and ending on and including December 31, 1999 the Adjusted Leverage Ratio of the Company and its Subsidiaries to equal or exceed 70%; provided, however, that in the event that after October 30,
                 --------  -------
     1998 and prior to January 1, 2000 the Company shall issue New Equity Securities yielding aggregate net proceeds of $100,000,000 or more, then from and after the date of such issuance to and including December 31, 1999 the Company will not permit the Adjusted Leverage Ratio of the Company and its Subsidiaries to equal or exceed 65%.

               (ii) The Company will not permit the Adjusted Leverage Ratio of the Company and its Subsidiaries at any time during each period specified below to equal or exceed the percentage set forth below next to such period:

                     Period                                          Percentage
                     ------                                          ----------
     From and including January 1, 2000 to and
     including June 29, 2000                                            65%

     From and including June 30, 2000 to and
     including December 30, 2000                                        60%

     From and including December 31, 2000                               55%

               (iii) Notwithstanding the provisions of clause (ii) of this paragraph 6A(2), in the event that the Bank Term Loan shall be repaid in full prior to March 31, 2000, then during each period specified below the Company will not permit the Adjusted Leverage Ratio of the Company and its Subsidiaries to equal or exceed the percentage set forth below next to such period:

                            Period                                        Percentage
                            ------                                        ----------
     From and including the later of (x) January 1, 2000
     and (y) the date the Bank Term Loan is repaid in
     full to and including December 30, 2000                                 65%

     From and including December 31, 2000 to and
     including December 30, 2001                                             60%

     From and including December 31, 2001                                    55%."

          (h) PARAGRAPH 6A(3). CONSOLIDATED TANGIBLE NET WORTH. Paragraph 6A(3) of the Agreement is amended in full to read as follows:

               "6A(3) CONSOLIDATED TANGIBLE NET WORTH. The Company will not permit Consolidated Tangible Net Worth at any time to be less than $140,000,000; provided, however, that on the last day of each fiscal
                   --------  -------
     quarter of the Company commencing with the fiscal quarter ended September 30, 1998, the then effective dollar amount in this paragraph 6A(3) shall be increased by the sum of (a) 100% of the first

     $75,000,000 in net proceeds of equity securities issued after October 30, 1998 by the Company and its Subsidiaries, calculated on a Consolidated basis in accordance with GAAP, from the Capital Markets Transaction, plus
                                                                          ----
     (b) 50% of any proceeds realized by the Company and its Subsidiaries, calculated on a Consolidated basis in accordance with GAAP, from the issuance of equity securities after October 30, 1998 to the extent that the aggregate net proceeds of such issues exceed $75,000,000, plus (c) 50% of
                                                               ----
     Consolidated Net Income (if positive) for the fiscal quarter then ended."

          (i) PARAGRAPH 6B. DISTRIBUTIONS. Clause (ii) of paragraph 6B of the Agreement is amended in full to read as follows:

                 "(ii) So long as immediately before and after giving effect thereto no Default or Event of Default exists, the Company may make Distributions to its stockholders; provided that the cumulative amount
                                        --------
     distributed shall not exceed the remainder of (a) the sum of (I) $20,000,000 plus (II) 50% of the cumulative Consolidated Net Income of the
                 ----
     Company and its Subsidiaries commencing July 1, 1998 minus (b) the
                                                          -----
     aggregate cumulative amount of the Investments made by the Company and its Subsidiaries under paragraph 6C(4)(vii). Notwithstanding the foregoing, no such Distributions to stockholders may be made while any portion of the Bank Term Loan remains outstanding."

          (j) PARAGRAPH 6C(2). INDEBTEDNESS. Paragraph 6C(2) of the Agreement is amended as follows:

               (I) Clause (vii) of paragraph 6C(2) is amended in full to read as follows:

                      "(vii) To the extent permitted by paragraph 6C(1)(ix), Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests; provided, however, that (a) the
                                             --------  -------
          aggregate principal amount of all Indebtedness permitted by this paragraph 6C(2)(vii) which consists of Indebtedness in respect of Capital Lease Obligations and other Indebtedness incurred for the acquisition of equipment shall not exceed 2% of Adjusted Consolidated Net Tangible Assets at any one time outstanding and (b) that the aggregate principal amount of all Indebtedness permitted by this paragraph 6C(2)(vii) which consists of Indebtedness issued to sellers of any business or part thereof or operating assets in consideration for the acquisition thereof by the Company or a Subsidiary shall not exceed 4% of Adjusted Consolidated Net Tangible Assets at any one time outstanding."

               (II) Clause (xv) of paragraph 6C(2) is amended in full to read as follows:

                      "(xv)  Unsecured Funded Debt of the Company; provided that
                                                                   --------
          after giving effect to the issuance of such unsecured Funded Debt and the application of any of the proceeds thereof on the issuance date no Default or Event of Default shall exist, and the Company shall have delivered to the holders a certificate of a Financial Officer of the Company in reasonable detail demonstrating compliance with these conditions after giving effect to such issuance and application; provided, further, either (a) that the terms and conditions of such
          --------  -------
          unsecured Funded Debt, including without limitation, financial covenants, defaults, amortization and rate of interest shall have been consented to by to the Majority Holders or (b) that the sum of (I) the aggregate outstanding principal amount of Notes (other than the Series A Notes and the Series B Notes) plus (II) the aggregate principal
                                          ----
          amount of Indebtedness permitted under this clause (b) and not consented to as provided in the preceding clause (a) at no time shall exceed $35,000,000."

               (III) Clause (xvi) of paragraph 6C(2) is amended by renumbering paragraph 6C(2)(xvi) to become 6C(2)(xvii) and by inserting a new paragraph 6C(2)(xvi) reading in its entirety as follows:

                      "(xvi) Unsecured Funded Debt of the Company issued in a Capital Markets Transaction which is subordinated to the Notes on terms satisfactory to the Majority Holders."

          (k) PARAGRAPH 6C(3). GUARANTEES; LETTERS OF CREDIT. Paragraph 6C(3) of the Agreement is amended by amending clause (v) thereof by deleting the name "TransMontaigne Product Services, Inc." and substituting therefor the name "TransMontaigne Product Services Midwest Inc."

          (l) PARAGRAPH 6C(4). INVESTMENTS AND ACQUISITIONS. Paragraph 6C(4) of the Agreement is amended as follows:

               (I) Clause (v) of paragraph 6C(4) is amended in full to read as follows:

                      "(v) Investments made after October 30, 1998 in Subsidiaries listed in Schedule 8A hereto as supplemented from time to
                                 -----------
          time other than Wholly Owned Subsidiaries, provided that the aggregate
                                                     --------
          outstanding amount of loans, advances and other Investments in such Subsidiaries, measured in each case as of the date of the making of such Investment, shall not at any time exceed 15% of Adjusted Consolidated Net Tangible Assets."

               (II) Clause (vi) of paragraph 6C(4) is amended in full to read as follows:

                      "Investments outstanding on October 30, 1998 and identified in Schedule 8D."
                        -----------

               (III) Clause (vii) of paragraph 6C(4) is amended in full to read as follows:

                      "(vii) Investments in West Shore Pipe Line Company, a Delaware corporation, in addition to any such Investments permitted under the other provisions of this paragraph 6C(4); provided, that no
                                                              --------
          Investment under this paragraph 6C(4)(vii) shall be permitted unless and until the Bank Term Loan shall have been repaid in full; and provided, further, that the aggregate cumulative amount of the
          --------  -------
          Investments made under this paragraph 6C(4)(vii) shall not exceed the remainder of (a) the sum of (I) $20,000,000 plus (II) 50% of the cumulative Consolidated Net Income of the Company and its Subsidiaries commencing July 1, 1998 minus (b) the aggregate cumulative amount of Distributions theretofore paid by the Company permitted by paragraph 6B(ii)."

               (IV) The paragraph following clause (ix) of paragraph 6C(4) is amended in full to read as follows:

                      "In addition, the Company covenants that the Company and its Subsidiaries shall not acquire any operating business (whether through an asset acquisition or an acquisition of stock or other equity) unless, after giving effect to such acquisition and the financing thereof, the Company and its Subsidiaries will not suffer any Default or Event of Default under any Computation Covenant or any other provision of this Agreement; and provided, that, if the
                                                 --------
          consideration (including without limitation any assumption of Indebtedness, any deferred consideration and any consideration paid for any related non-competition agreement) given shall exceed $20,000,000 for any single acquisition (or, from and after the date that the Bank Term Loan shall have been repaid in full, $40,000,000 for any single acquisition), then prior to consummating any such acquisition of the Company shall provide to the holders a certificate of a Financial Officer demonstrating that, after giving effect to such acquisition and the financing thereof, the Company and its Subsidiaries will not suffer any Default or Event of Default under any Computation Covenant or any other provision of this Agreement."

          (m) PARAGRAPH 6C(5). MERGERS, CONSOLIDATION AND DISPOSITION OF ASSETS. Clause (i) of paragraph 6C(5) of the Agreement is amended in full to read as follows:

               "(i) The Company and any of its Subsidiaries may sell or otherwise dispose of (a) inventory in the ordinary course of business, (b) tangible assets to be replaced in the ordinary course of business within six months by other tangible assets of equal or greater value and (c) tangible assets that are no longer used or useful in the business of the Company or such Subsidiary, the fair market value (or book value if greater) of which shall not exceed 4% of Adjusted Consolidated Net Tangible Assets of the Company and its Subsidiaries as of the last day of the next preceding fiscal year."

          (n) PARAGRAPH 6C(6). LEASE OBLIGATIONS. Clause (ii) of paragraph 6C(6) of the Agreement is amended in full to read as follows:

               "(ii)  Leases other than Capitalized Leases; provided, however,
                                                            --------  -------
     that the aggregate fixed rental obligations for any fiscal year (excluding payments required to be made by the lessee in respect of taxes and insurance whether or not denominated as rent) shall not exceed an amount equal to 3% of Adjusted Consolidated Net Tangible Assets."

          (o) PARAGRAPH 6C. LIENS, INDEBTEDNESS AND OTHER RESTRICTIONS. Paragraph 6C of the Agreement is amended by adding a new paragraph 6C(7) at the end thereof to read as follows:

               "6C(7) SALE/LEASEBACK. Enter into any arrangement, directly or indirectly, whereby the Company or any Subsidiary shall sell or transfer any property owned by it in order then or thereafter to lease such property or to lease other property which the Company or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred."

          (p) PARAGRAPH 6. NEGATIVE COVENANTS. Paragraph 6 of the Agreement is amended by adding at the end thereof a new paragraph 6I to read as follows:

               "6I. INTEREST RATE PROTECTION. On or before December 31, 1999, unless the Term Loan shall have been paid in full, the Company shall obtain one or more Interest Rate Protection Agreements, each in form and substance reasonably satisfactory to the Agent, covering the entire anticipated outstanding principal amount of the Bank Revolving Loan."

          (q) PARAGRAPH 7A. ACCELERATION. Paragraph 7A is amended by amending clause (ii) thereof in its entirety to read as follows:

               "(ii) the Company defaults in the payment of any interest on any Note or any credit fee required by paragraph 5Q for more than three Business Days after the date due; or"

          (r) PARAGRAPH 8B. FINANCIAL STATEMENTS. Paragraph 8B is amended by inserting "(i)" in front of the first sentence thereof and by adding at the end thereof a new clause "(ii)" to read as follows:

               "(ii) The Company has furnished to each Purchaser of Accepted Notes (a) the three-year financial and operational projections and current capital expenditures plan of the Company and its Subsidiaries dated September 28, 1998 and (b) calculations demonstrating pro forma compliance with the Computation Covenants as of the end of the most recent month or quarter, as applicable, preceding the date hereof. In the Company's judgment, the financial and operational projections referred to in clause
     (a) above constitute a reasonable basis as of October 30, 1998 for the assessment of the future performance of the Company and its Subsidiaries during the periods indicated therein, it being understood that any projected financial information represents an estimate, based on various assumptions, of future results of operations, which assumptions may prove to have been incorrect and which results may not in fact occur."

          (s) PARAGRAPH 8T. MATERIAL AGREEMENTS. Paragraph 8T of the Agreement is amended by adding the phrase ", the Acquisition Agreement" after the phrase "Subordinated Debentures Guarantee."

          (t) PARAGRAPH 8. REPRESENTATIONS, COVENANTS AND WARRANTIES. Paragraph 8 of the Agreement is amended by adding a new paragraph 8U to read as follows:

               "8U. YEAR 2000 COMPLIANCE. The Company and its Subsidiaries have (i) reviewed the areas within their business and operations which could be adversely affected by failure to become "Year 2000 Compliant" (that is, that computer applications, imbedded microchips and other systems used by the Company, its Subsidiaries or its material vendors, will be able properly to recognize and perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999); (ii) developed a detailed plan and timetable to become Year 2000 Compliant in a timely manner; and (iii) committed adequate resources to support its Year 2000 Plan. Based on such review and plan, the Company and its Subsidiaries reasonably believe that they will become Year 2000 Compliant on a timely basis except to the extent that a failure to do so will not have a Material Adverse Effect."

          (u) PARAGRAPH 10B. OTHER TERMS. Paragraph 10B of the Agreement is amended

               (I) by amending the definitions of "Bank Agent," "Bank Agreement," "Computation Covenants," "Consolidated Net Tangible Assets," "Consolidated Tangible Net Worth," "Distribution," "Indebtedness," and "Material Adverse Effect" in full to read as follows:

               "'BANK AGENT' shall mean BankBoston, N.A. (formerly known as First National Bank of Boston) and any successor agent under the Bank Agreement.

               'BANK AGREEMENT' shall mean the Second Amended and Restated Credit Agreement dated as of October 30, 1998 among the Company and the Bank Agent, as amended from time to time.

               'COMPUTATION COVENANTS' shall mean paragraphs 5O, 5R, 6A, 6C(2)(vii), 6C2(xv), 6C2(xvii), 6C(4)(v), 6C(4)(vii), 6C(4)(viii),
          6B(ii), 6C(5)(i) and 6C(6)(ii).

               'CONSOLIDATED NET TANGIBLE ASSETS' shall mean at any date the total of:

                      (a) the total assets of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis; minus
                                                                      -----

                      (b)  Consolidated Current Liabilities; minus
                                                             -----

                      (c) all other liabilities of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis other than liabilities for Funded Debt (excluding, however, any Permitted Preferred Trust Securities or Permitted Subordinated Trust Indebtedness); minus
                         -----

                      (d) the amount of intangible assets carried on the balance sheet of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, including goodwill, patents, patent applications, copyrights, trademarks, tradenames, research and development expense, organizational expense, annualized debt discount and expense, deferred financing charges and debt acquisition costs; minus
                             -----

                      (e) the amount at which any minority interest in a Subsidiary appears as a liability on the Consolidated balance sheet of the Company and its Subsidiaries.

               'CONSOLIDATED TANGIBLE NET WORTH' shall mean, at any date, the total of:

                    (a) stockholders' equity of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, excluding the effect of any foreign currency translation adjustments (but, in any event including in such equity, on a Consolidated basis, any Permitted Preferred Trust Securities or Permitted Subordinated Trust Indebtedness at the time outstanding); minus
          -----

                    (b) the amount by which such stockholders' equity has been increased after April 30, 1998 by the items described in clauses (a) through (f) of the definition of Consolidated Net Income; minus
                                                                    -----

                    (c) to the extent not already deducted from the amount in clause (a) above, (i) treasury stock, (ii) receivables due from an employee stock ownership plan and (iii) Guarantees of Indebtedness incurred by an employee stock ownership plan; minus
                                                        -----

                    (d) the amount of intangible assets carried on the balance sheet of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, including goodwill, patents, patent applications, copyrights, trademarks, tradenames, research and development expense, organizational expense, unamortized debt discount and expense, deferred financing charges and debt acquisition costs.

               'DISTRIBUTION' shall mean, with respect to the Company (or other specified Person):

                    (a) the declaration or payment of any dividend or distribution, including dividends payable in shares of capital stock of or other equity interests in the Company (or such specified Person), on or in respect of any shares of any class of capital stock of or other equity interests in the Company (or such specified Person);

                    (b) the purchase, redemption or other retirement of any shares of any class of capital stock of or other equity interest in the Company (or such specified Person) or of options, warrants or other rights for the purchase of such shares, directly, indirectly through a Subsidiary or otherwise;

                    (c) any other distribution on or in respect of any shares of any class of capital stock of or equity or other beneficial interest in the Company (or such specified Person);

                    (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Indebtedness of the Company (or such specified Person) which by its terms or the terms of any agreement is subordinated to the payment of the Obligations;

                    (e) any loan or advance by the Company (or such specified Person) to, or any other Investment by the Company (or such specified Person) in, the holder of any shares of any class of capital stock of or equity interest in the Company (or such specified Person), or any Affiliate of such holder; and

                    (f) without duplication, any cash payment in respect of Permitted Preferred Trust Securities or Permitted Subordinated Trust Indebtedness.

               provided, however, that the term 'Distribution' shall not include
               --------  -------
          (i) dividends payable in perpetual common stock of or other similar equity interests in the Company (or such specified Person), (ii) payments in the ordinary course of business in respect of (A) reasonable compensation paid to employees, officers and directors or
          (B) advances to employees for travel expenses, drawing accounts and similar expenditures, (iii) any loan or advance by the Company to any Guarantor or (iv) any other loan or advance by the Company which constitutes an Investment permitted under paragraph 6C(4)(v), 6C(4)(vi) or 6C(4)(vii).

               'INDEBTEDNESS' shall mean all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Company (or other specified Person) as liabilities, but in any event including (without duplication):

                    (a)  borrowed money;

                    (b) indebtedness evidenced by notes, debentures or similar instruments;

                    (c)  Capitalized Lease Obligations;

                    (d) the deferred purchase price of assets or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business);

                    (e) mandatory redemption or dividend obligations on capital stock (or other equity);

                    (f) reimbursement obligations with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements;

                    (g)  unfunded pension liabilities;

                    (h) obligations that are immediately and directly due and payable out of the proceeds of or production from property;

                    (i) liabilities secured by any Lien existing on property owned or acquired by the Company (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

                    (j) all Guarantees in respect of Indebtedness of others, provided, however, that the 'Indebtedness' of any Person shall not
          --------  -------
          include any liability in respect of Permitted Preferred Trust Securities or Permitted Subordinated Trust Indebtedness.

               'MATERIAL ADVERSE EFFECT' shall mean (i) a materially adverse effect on business, assets, operations, prospects, income or condition, financial or otherwise, of the Company and its Subsidiaries on a Consolidated basis, (ii) material impairment of the ability of the Company or any of its Subsidiaries to perform any of their obligations under this Agreement or any of the other Loan Documents, or (iii) material impairment of the rights of or benefits available to the Lenders under this Agreement or any of the other Loan Documents."

               (II) by adding the following new definitions in alphabetical order:

               "'ACQUISITION' shall mean the acquisition of LDEC under the Acquisition Agreement.

               'ACQUISITION AGREEMENT' shall mean the Stock Purchase Agreement dated as of September 13, 1998 between the Company and the Seller providing for the acquisition by the Company of all of the outstanding common stock of LDEC.

               'ADJUSTED CONSOLIDATED FUNDED DEBT' shall mean at any date the Consolidated Funded Debt of the Company and its Subsidiaries minus up to $150,000,000 aggregate principal amount, if any, of Contango Market Obligations of the Company and its Subsidiaries determined on a Consolidated basis.

               'ADJUSTED CONSOLIDATED NET TANGIBLE ASSETS' shall mean at any date the Consolidated Net Tangible Assets of the Company and its Subsidiaries minus up to $150,000,000 of petroleum inventory (but not less than the amount of Contango Market Obligations deducted in calculating Adjusted Consolidated Funded Debt), if any, which is the subject of Permitted Contango Market Transactions of the Company and its Subsidiaries determined on a Consolidated basis.

               'ADJUSTED LEVERAGE RATIO' shall mean on any date the quotient, expressed as a percentage, equal to the Adjusted Consolidated Funded Debt of the Company and its Subsidiaries divided by the Adjusted Consolidated Net Tangible Assets of the Company and its Subsidiaries.

               'BANK REVOLVING LOAN' shall mean the Revolving Loan as defined in the Bank Agreement.

               'BANK TERM LOAN' shall mean the Term Loan as defined in the Bank Agreement.

               'CAPITAL MARKETS TRANSACTION' shall mean the Capital Markets Transaction as defined in the Bank Agreement.

               'CONTANGO MARKET OBLIGATIONS' shall mean Indebtedness under the Bank Revolving Loan incurred for the purpose of financing the acquisition and maintenance of petroleum inventory by the Company or a Subsidiary which is a Guarantor subject to Permitted Contango Market Transactions, provided that for the period commencing on the date the
                        --------
          Company or the Guarantor is obligated to take delivery of such petroleum inventory so purchased by it, and until and including the date on which delivery to the purchaser is fulfilled, the Company or the Guarantor has the right and ability to store such quantity and quality of petroleum inventory in storage facilities owned, leased, operated or otherwise controlled by the company or the Guarantor.

               'LDEC' shall mean Louis Dreyfus Energy Corp., a Delaware corporation.

               'MOODY'S' shall mean Moody's Investors Service, Inc.

               'NEW EQUITY SECURITIES' shall mean common stock, preferred stock that is not redeemable prior to a date that is more than 11 years after the date on which the Bank Term Loan is repaid in full, and other equity securities issued by the Company after October 30, 1998 and shall include, without limiting the foregoing, any Permitted Subordinated Trust Indebtedness.

               'PERMITTED CONTANGO MARKET TRANSACTION' shall mean a transaction in which the Company or any Guarantor either (i) establishes a position using New York Mercantile Exchange Future contracts to purchase petroleum inventory for future delivery to it, or (ii) purchases or commits to purchase petroleum inventory for future delivery to it, and contemporaneously with such purchase (described in the preceding subsection (i) or (ii)) either (a) establishes one or more positions using New York Mercantile Exchange contracts to resell at a date subsequent to such aforementioned delivery date, or (b) enters into a contract with a Qualified Person to resell at a date subsequent to such delivery date, a similar aggregate quantity and quality of petroleum inventory as so purchased by the Company or such Guarantor, as applicable, and at an aggregate price greater than the Indebtedness incurred to finance the costs of acquiring and maintaining the petroleum inventory that is the subject of such transaction.

               'PERMITTED PREFERRED TRUST SECURITIES' shall mean any securities made up of trust participation interests, preferred stock or limited partnership interests, issued by a Subsidiary of the Company, provided
                                                                        --------
          that:

                    (a) the issuer of such securities has no assets other than Permitted Subordinated Trust Indebtedness owing to it by the Company;

                    (b) payments upon such securities can be made only out of funds received in payment of such Permitted Subordinated Trust Indebtedness;

                    (c) all payments upon such securities can in all circumstances, at the election of the Company (acting either directly or through such issuer), be deferred for the greater of (i) one or more payment periods, (ii) a period expiring not earlier than the day after the Final Maturity Date (as defined in the Bank Agreement) in effect at the time of issuance of such securities, and (iii) a period of not less than 12 months;

                    (d) such securities are convertible at the option of the Company into common stock of the Company; and

                    (e) such securities are not redeemable prior to a date that is more than 11 years after the date on which the Bank Term Loan is repaid in full.

               'PERMITTED SUBORDINATED TRUST INDEBTEDNESS' shall mean (a) any promissory notes or debentures issued by the Company to any issuer of Permitted Preferred Trust Securities, provided that such notes or
                                                --------
          debentures (1) are subordinated to the Credit Obligations upon terms satisfactory to the Majority Holders, (2) do not exceed in aggregate principal amount or liquidation value at any time outstanding $150,000,000, (3) do not require any principal payments to be made until more than 11 years after the date on which the Bank Term Loan is repaid in full, and (4) provide that all payments upon such notes or debentures can in all circumstances, at the election of the Company, be deferred for the greater of (i) one or more payment periods, (ii) a period expiring not earlier than the day after the Final Maturity Date (as defined in the Bank Agreement) in effect at the time of issuance of such notes or debentures, and (iii) a period of not less than 12 months, and (b) any guaranty by the Company that the issuer of such Permitted Preferred Trust Securities will make required distributions thereon to the extent it has funds available therefor, provided that such guaranty is subordinated to the Obligations upon terms satisfactory to the Majority Holders.

               'QUALIFIED PERSON' shall mean either (a) a Person the senior unsecured long-term debt rating issued and maintained by S&P or Moody's of which is equal to or higher than BBB- from S&P and a Senior Debt Rating equal to or higher than Baa3 from Moody's or (b) a Person all of whose obligations to the Company or any Subsidiary described in clause (b) of the definition of "Permitted Contango Market Transaction" herein (i) are irrevocably and unconditionally guaranteed by a Person having the Senior Debt Ratings required by the preceding clause (a) and/or are secured by an irrevocable letter of credit issued by one or more commercial banks having Senior Debt Ratings equal to or higher than A- from S&P and equal to or higher than A3 from Moody's.

               'S&P' shall mean Standard & Poor's, a Division of The McGraw-Hill Companies, Inc.

               'SELLER' shall mean Louis Dreyfus Corporation, a New York corporation."

          (v) SCHEDULE 5A(I). Schedule 5A(i) of the Agreement is replaced by the Schedule 5A(i) attached hereto.

          (w) SCHEDULE 5J.  Schedule 5J of the Agreement is replaced by the
Schedule 5J attached hereto.

          (x) SCHEDULE 8A.  Schedule 8A of the Agreement is replaced by the
Schedule 8A attached hereto.

          (y) SCHEDULE 8D.  Schedule 8D of the Agreement is replaced by the
Schedule 8D attached hereto.

     2. AMENDMENTS TO THE PLEDGE AGREEMENT. The Pledge Agreement is, effective the date first above written, hereby amended as follows:

          (a) The first sentence of the Pledge Agreement is amended in its entirety to read as follows:

               "PLEDGE AGREEMENT dated as of April 17, 1997 made by TransMontaigne Inc. (formerly known as TransMontaigne Oil Company), a Delaware corporation (the "COMPANY"), TransMontaigne Transportation Services Inc., an Arkansas corporation, TransMontaigne Product Services Inc., a Delaware corporation, and TransMontaigne Pipeline, Inc., an Arkansas corporation (collectively with the Company, herein called the "PLEDGORS"), to BankBoston, N.A. (f/k/a First National Bank of Boston) ("FNB"), as agent (the "COLLATERAL AGENT") for the holders (the "HOLDERS") of the Notes issued pursuant to the Shelf Agreement, as hereinafter defined."

          (b) Each Pledgor, including TransMontaigne Product Services, Inc. and TransMontaigne Pipeline, Inc., hereby makes the following pledge and Section 1 of the Pledge Agreement is hereby amended in its entirety to read as follows:

               "SECTION 1. PLEDGE. Each Pledgor hereby mortgages, pledges and collaterally grants and assigns to the Collateral Agent for the benefit of the Purchasers and the Holders from time to time, and creates a security interest in favor of the Collateral Agent for the benefit of the Purchasers and the Holders in, all of such Pledgor's right, title and interest in and to (but none of its obligations or liabilities with respect to) the items and types of present and future property described in Sections 1.01 through
     1.04 (subject, however, to Section 1.05), whether now owned or hereafter acquired, all of which shall be included in the term "LOAN SECURITY":

               1.01. PLEDGED STOCK. (a) All shares of capital stock or other evidence of beneficial interest in any corporation, business trust or limited liability company, including without limitation of all shares of stock of each of TransMontaigne Product Services Inc., TransMontaigne Transportation Services Inc., TransMontaigne Holding Inc. and Bear Paw Energy Inc. owned by the Company, all shares of stock of

     TransMontaigne Terminaling Inc. and TransMontaigne Pipeline Inc. owned by TransMontaigne Transportation Services Inc., all shares of stock of TransMontaigne Product Services Midwest Inc. and LDEC (to be renamed TransMontaigne Product Services East Inc.) owned by TransMontaigne Product Services Inc. and all shares of West Shore Pipe Line Company owned by TransMontaigne Pipeline Inc., (b) all limited partnership interests in any limited partnership, (c) all general partnership interests in any general partnership, (d) all joint venture interests in any joint venture and (e) all options, warrants and similar rights to acquire such capital stock or such interests. All such capital stock, interests, options, warrants and other rights are collectively referred to as the "PLEDGED STOCK".

               1.02. PLEDGED RIGHTS. All rights to receive profits or surplus of, or other Distributions (including income, return of capital and liquidating distributions) from, any corporation, business trust or limited liability company, partnership or joint venture, including, without limitation, any distributions by any such Person to partners or joint venturers. All such rights are collectively referred to as the "PLEDGED RIGHTS".

               1.03. PLEDGED INDEBTEDNESS. All Indebtedness from time to time owing to such Pledgor from any Obligor or any Subsidiary of any Obligor (all such Indebtedness being referred to as the "PLEDGED INDEBTEDNESS").

               1.04. PROCEEDS AND PRODUCTS. All proceeds, including insurance proceeds, and products of the items of Loan Security described or referred to in Sections 1.01 through 1.03 and, to the extent not included in the foregoing, all Distributions with respect to the Pledged Securities.

               1.05. EXCLUDED PROPERTY. Notwithstanding Sections 1.01 through 1.04, the payment and performance of the Loan Obligations shall not be secured by:

                      (a) any rights arising under, and any property, tangible or intangible, acquired under, any agreement which validly prohibits the creation by such Pledgor of a security interest in such rights or property;

                      (b) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein; or

                      (c) more than 66% of the outstanding stock or other equity in any foreign Subsidiary."

     3. CONSENT OF GUARANTORS. Each Guarantor under the Guaranty contained in paragraph 11 of the Agreement, hereby consents to this letter amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said letter amendment, all references in the Guaranty to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by said letter amendment.

     4. CONSENT OF PLEDGORS. Each of the Company, TransMontaigne Transportation Services Inc., TransMontaigne Product Services Inc. and TransMontaigne Pipeline Inc. is a Pledgor under the Pledge Agreement (the "PLEDGORS") and each hereby agrees that (i) the Pledge Agreement shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, this letter amendment, all references in the Pledge Agreement to the Loan Documents shall mean the Loan Documents as amended by this Amendment and (ii) all of the Loan Security described therein does, and shall continue to, secure the payment by the Pledgors of their obligations under the Loan Documents, as amended by this letter amendment.

     5. REPRESENTATIONS AND WARRANTIES. In order to induce you to enter into this Amendment, each of the Obligors hereby represents and warrants that

          (a) Each of the representations and warranties contained in paragraph 8 of the Agreement is true and correct on the date hereof.

          (b) The Company has previously furnished to each holder of Notes a correct and complete copy of the Acquisition Agreement.

     6.   MISCELLANEOUS.

          (a) EFFECT ON AGREEMENT. On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, and each reference in the Pledge Agreement to "the Shelf Agreement" "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. On and after the effective date of this letter amendment, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Pledge Agreement, and each reference in the Notes to "the Pledge Agreement", "thereunder", "thereof", or words of like import referring to the Pledge Agreement, shall mean the Pledge Agreement as amended by this letter amendment. The Agreement and the Pledge Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement or the Pledge Agreement nor constitute a waiver of any provision of the Agreement or the Pledge Agreement.

          (b) COUNTERPARTS. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

          (c) EFFECTIVENESS. This letter amendment shall become effective as of the date first above written when and if:

               (I) counterparts of this letter amendment shall have been executed by the Company, each Guarantor and the Pledgors and you;

               (II) the covenants of the Company set forth in the Bank Agreement shall have been amended to reflect the covenant modifications of the Agreement made herein; the Required Holders hereby consent to such amendments and waivers under the Bank Agreement;

               (III) no Default or Event of Default under the Agreement shall have occurred and be continuing;

               (IV) the Bank Agent and other requisite holders, if any, of the Indebtedness issued under the Bank Agreement shall have consented to the amendments of the Agreement set forth herein;

               (V) the Bank Agent shall have possession of all shares of stock of TransMontaigne Product Services Midwest Inc. and LDEC owned by TransMontaigne Product Services Inc. and all shares of West Shore Pipe Line Company owned by TransMontaigne Pipeline Inc.;

               (VI) the opinions of Erik Carlson, counsel to the Company and Jennifer May, counsel to certain Guarantors, in form and substance satisfactory to the Majority Holders;

               (VII) the holders shall have received the credit fee payable on October 30, 1998 referred to in paragraph 5Q of the Agreement, as amended hereby; and

               (VIII) the holders shall have received Joinder Agreements contemplated by paragraph 11I of the Agreement of TransMontaigne Product Services East Inc. and TransMontaigne Product Services Inc.

          (d) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE 0F NEW YORK.

          If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to TransMontaigne Inc., 370 17th Street, Suite 2750, Denver, Colorado 80202, Attention of Harold R. Logan.

                         Very truly yours,

                         TRANSMONTAIGNE INC.
                         (f/k/a TransMontaigne Oil Company)

                         By:    /s/ Richard E. Gathright
                            ---------------------------------------
                            Title:  President

                         GUARANTORS/PLEDGORS

                         TRANSMONTAIGNE PRODUCT SERVICES
                          MIDWEST INC. (f/k/a TransMontaigne Product
                          Services Inc.)
                         TRANSMONTAIGNE PIPELINE INC.
                         TRANSMONTAIGNE TERMINALING INC.
                         TRANSMONTAIGNE TRANSPORTATION
                          SERVICES INC.
                         BEAR PAW ENERGY INC.


                         By:    /s/ Richard E. Gathright
                             ---------------------------------------
                             As C.E.O. of each of the foregoing
                             corporations


The following corporations are executing this Letter Amendment No. 3 to evidence their intention to become parties to the Pledge Agreement and to be bound by the terms thereof.

                         TRANSMONTAIGNE PRODUCT SERVICES INC.
                         TRANSMONTAIGNE PIPELINE INC.

                         By: /s/ Richard E. Gathright
                             -------------------------------------
                             As C.E.O. of each of the foregoing
                             corporations

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA


By: /s/ Ric E. Abel
    --------------------------
    Vice President



U.S. PRIVATE PLACEMENT FUND

By: Prudential Private Placement
    Investors, L.P., Investment Advisor

By: Prudential Private Placement
    Investors, Inc., its General Partner


By: /s/ Randall M. Kob
    --------------------------
    Vice President